UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2007

American Superconductor Corporation

(Exact name of registrant as specified in charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Technology Drive, Westborough, MA	01581
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 836-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 3, 2007, American Superconductor Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) where the Company’s shareholders approved the Company’s 2007 Stock Incentive Plan (the “2007 Plan”) and the 2007 Director Stock Plan (the “2007 Director Plan”). The 2007 Plan and the 2007 Director Plan had been approved by the Board of Directors of the Company (the “Board”) on May 15, 2007, subject to shareholder approval. The 2007 Plan and 2007 Director Plan provide for the grant of up to 3,000,000 shares and 300,000 shares of the Company’s common stock, respectively.

2007 Plan Description

The full text of the 2007 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The following summary is qualified in its entirety by, and should be read in conjunction with, Exhibit 10.1.

Subject to the limitations contained therein, the 2007 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, as amended, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock unit awards and other stock-based awards. Employees, officers, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the 2007 Plan. No award may be made under the 2007 Plan after August 2, 2017, but awards previously granted may extend beyond that date. The 2007 Plan is administered by the Board, which also has authority to interpret the terms of the 2007 Plan. In accordance with the terms of the 2007 Plan, the Board has delegated to its Compensation Committee (the “Compensation Committee”) authority to administer certain aspects of the 2007 Plan, including the granting of options to executive officers. In addition, the Board has authorized Mr. Yurek to grant options and restricted stock awards, subject to limitations set by the Compensation Committee, to employees other than executive officers. The Board, the Compensation Committee, Mr. Yurek or any other committee to whom the Board delegates authority, as the case may be, selects the recipients of awards under the 2007 Plan and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than the fair market value of our common stock on the date of grant), (iii) the duration of options, and (iv) the number of shares of common stock subject to any stock appreciation right, restricted stock award, restricted stock unit award or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

The forms of agreement for incentive stock options, nonstatutory stock options, restricted stock awards to executive officers and restricted stock awards to employees other than executive officers to be granted under the 2007 Plan are filed as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.05, respectively, to this Current Report on Form 8-K.

2007 Director Plan Description

The full text of the 2007 Director Plan is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference. The following summary is qualified in its entirety by, and should be read in conjunction with, Exhibit 10.6.

The 2007 Director Plan provides for the grant of nonstatutory stock options and stock awards to directors who are not our employees or the employee of any of our subsidiaries (“Outside Directors”) as follows: (i) each Outside Director initially elected to the Board after August 3, 2007 will be granted an option to purchase 20,000 shares of common stock upon his or her initial election to the Board; and (ii)

each Outside Director will be granted an award of 5,000 shares of common stock three business days following each annual meeting of stockholders, provided that such Outside Director had served as a director for at least one year. Subject to the provisions of the 2007 Director Plan, each option granted pursuant to the 2007 Director Plan shall become exercisable in equal annual installments over a two year period following the date of grant. The 2007 Director Plan is administered by the Board, which also has authority to interpret the terms of the 2007 Director Plan. In accordance with the terms of the 2007 Director Plan, the Board has delegated to the Compensation Committee authority to administer the 2007 Director Plan. No award may be made under the 2007 Director Plan after August 2, 2017, but awards previously granted may extend beyond that date.

The form of nonstatutory stock option agreement under the 2007 Director Plan has been filed as Exhibit 10.7 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2007, the Company entered into a severance agreement (the “Agreement”) with David A. Henry, Senior Vice President and Chief Financial Officer of the Company. The Agreement provides for certain severance benefits to Mr. Henry in the event that his employment is terminated: (i) by the Company without Cause in the absence of a Change in Control of the Company; or (ii) by the Company without Cause or by Mr. Henry for Good Reason following a Change in Control of the Company (each term as defined in the Agreement). These benefits primarily consist of the continuation of Mr. Henry’s salary and employee benefits for a period of 18 months following termination.

The foregoing summary of the Agreement is qualified in all respects by reference to the full text of the Agreement, which has been filed as Exhibit 10.8 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: August 7, 2007	By:	/s/ David A. Henry
David A. Henry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2007 Stock Incentive Plan.

10.2	Form of Incentive Stock Option Agreement under 2007 Stock Incentive Plan.

10.3	Form of Nonstatutory Stock Option Agreement under 2007 Stock Incentive Plan.

10.4	Form of Restricted Stock Agreement (regarding awards to executive officers) under 2007 Stock Incentive Plan.

10.5	Form of Restricted Stock Agreement (regarding awards to employees other than executive officers) under 2007 Stock Incentive Plan.

10.6	2007 Director Stock Plan.

10.7	Form of Nonstatutory Stock Option Agreement under 2007 Director Stock Plan.

10.8	Severance Agreement dated as of August 3, 2007 between the Registrant and David A. Henry.